Exhibit 99.1

    STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS
             AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


     I, Paul W. Chellgren, Chief Executive Officer of Ashland Inc. ("Ashland"), state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Ashland, and except as corrected or supplemented in a subsequent covered report:

     o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with Ashland's Audit Committee of the Board of Directors;

     (3) In this statement under oath, each of the following, filed on or before the date of this statement, is a "covered report":

     o Annual Report on Form 10-K for fiscal year ended September 30, 2001, as amended by the Form 10-K/A Amendment No. 1 dated March 14, 2002;

     o Quarterly Reports on Form 10-Q for the quarters ended December 31, 2001, March 31, 2002, and June 30, 2002;

     o Definitive Proxy Statement dated December 13, 2001; and

     o Current Report on Form 8-K dated August 2, 2002.


/s/ Paul W. Chellgren
--------------------------                 Subscribed and sworn to
Paul W. Chellgren                          before me this 7th day of
Chief Executive Officer                    August, 2002.
                                           /s/ Mary Ellen Hardy
                                           ----------------------
Date:  August 7, 2002                      Notary Public

                                           My Commission Expires:
                                           July 14, 2003